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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 Nos. 333-46927 and 333-75802; and Form S-8 Nos. 33-96728, 333-53505,
333-82537, 333-42190, 333-62840, 333-73078 and 333-91384 of our report dated
18 September 2002, with respect to the consolidated financial statements of ISA International plc for the years ended 31 December 2001 and 2000 included in this Form 8-K/A.


/s/ ERNST & YOUNG LLP
Ernst & Young LLP

Leeds, England
19 September 2002